                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 11, 2002


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)


                000-23467                                91-1513032
        (Commission File Number)              (IRS Employer Identification No.)


      2981 Route 22, Patterson, NY                       12563-2335
(Address of Principal Executive Offices)                 (Zip Code)


                                 (845) 878-3414
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.   OTHER EVENTS.

On March 11, 2002, Penwest Pharmaceuticals Co. (the "Company") announced its results for the fourth quarter ended December 31, 2001.

A copy of the press release announcing the foregoing results has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS

99.1 Press release dated March 11, 2002 regarding results for the fourth quarter ended December 31, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 12, 2002                  PENWEST PHARMACEUTICALS CO.
                                       (Registrant)


                                       By: /s/ Jennifer L. Good
                                           -------------------------------------
                                           Jennifer L. Good
                                           Senior Vice President, Finance, and
                                           Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.          DESCRIPTION
-----------          -----------

99.1 Press release dated March 11, 2002 regarding results for the fourth quarter ended
                     December 31, 2001.